UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

OUTDOOR SPECIALTY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56301	46-4854952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3842 Quail Hollow Drive, Salt Lake City, Utah 84109

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 560-5184

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Forward-Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements reflect the views of Outdoor Specialty Products, Inc. (the “Registrant”) with respect to future events based upon information available to it at this time. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from these statements. Forward-looking statements are typically identified by the use of the words “believe,” “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “project,” “propose,” “plan,” “intend,” and similar words and expressions. The forward-looking statements are based on present circumstances and on the Registrant’s predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors. These cautionary statements are intended to be applicable to all related forward-looking statements wherever they appear in this report. Any forward-looking statements are made only as of the date of this report and the Registrant assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances.

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2026, Outdoor Specialty Products, Inc., a Nevada corporation (the “Registrant”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Quantum Qualified Opportunity Fund, LLC, a Wyoming limited liability company (“Quantum”), dated as October 22, 2026, which generally provides for the purchase by Quantum of a controlling number of shares of the Registrant’s common stock, with the closing to take place on October 30, 2026.

Quantum is an acquisition and operating company that holds the exclusive worldwide licenses for Direct Energy Systems, and all related technologies licensed, sold, and serviced under the trade name Quantum Energy Corporation.

It is anticipated that immediately prior to closing of the Stock Purchase Agreement (the “Closing”), the Registrant shall have outstanding 5,284,318 shares of Common Stock. The Stock Purchase Agreement generally provides that the Registrant shall sell Quantum 24,402,042 shares of the Registrant’s Common Stock for a cash purchase price of $1,500,000. In connection with the transaction, the principal stockholders of the Registrant shall exchange 4,000,000 shares of Common Stock held by them for 100 shares of newly authorized shares of Series A Preferred Stock, and the 4,000,000 shares of Common Stock shall be cancelled and returned to the status of authorized and unissued shares. The shares of the Registrant’s common stock to be issued to the Quantum and the shares of the Registrant’s preferred stock to be issued to its principal stockholders constitute restricted securities that have not been registered under the Securities Act of 1933, as amended, and are being issued in reliance upon exemptions from the registration requirements thereof.

The Stock Purchase Agreement provides that at Closing, the Registrant shall pay and satisfy in full the revolving promissory note agreements with Kirk Blosch and Ed Bailey, principal stockholders of the Registrant, which had an aggregate outstanding principal balance of $226,792 together with accrued and unpaid interest of $21,216, as of June 30, 2026.

Prior to closing the Registrant shall file a Certificate of Designation with the Nevada Secretary of State setting forth the rights, privileges, and preferences of the Series A Preferred Stock. The Series A Preferred Stock will provide protection to the holders of the Series A Preferred Stock in the event the Registrant issues additional shares of its Common Stock (a “Registrant Issuance”) at any time during the two-year period commencing on November 1, 2026 and expiring on October 31, 2028 (the “Protection Period”). At all times during the Protection Period, the control figure of 1,284,318 shares (the “Control Figure”) plus the number of shares of Common Stock issued to the holders of the Series A Preferred Stock shall equal 5% of the total issued and outstanding shares of the Registrant’s Common Stock, including in the denominator the shares issued under the Series A Preferred Stock. Accordingly, each time the Registrant issues shares of its Common Stock during the Protection Period (a “Registrant Issuance”), the holders of the 100 shares of Series A Preferred Stock shall be entitled receive a number of newly issued shares of

Common Stock calculated by dividing the number of shares in the Registrant Issuance by 19 and each individual share of Series A Preferred Stock shall be entitled to receive 1/100 of such amount. The Series A Preferred Stock shall be non-voting, shall have no conversion rights, rights to dividends or to a preference on liquidation.

When and if completed, the transactions contemplated by the Stock Purchase Agreement will result in a change of control of the Registrant and, following the consummation thereof, Quantum will own approximately 95% of the then issued and outstanding shares of the Registrant’s common stock, without giving effect to the Series A Preferred Stock, and such stockholders will be able to elect the directors and control the policies and practices of the Registrant.

The Stock Purchase Agreement provides that at Closing, (a) Kirk Blosch shall resign from each of his officer positions with the Registrant; (b) the following persons shall be appointed as the new officers of the registrant: Dennis M. Danzik, President, Craig Kitchen, Secretary and Treasurer; and (c) Dennis M. Danzik shall be appointed as a director and as the Executive Chairman of the board of directors. After compliance by the Registrant with Rule 14F-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the resignation of Kirk Blosch from his position as a director and the appointment of Craig Kitchen, Anthony Ker, and Oliver Benloulou as directors shall become effective.

The Stock Purchase Agreement provides that at closing, the Registrant shall enter into a six-month consulting agreement with Kirk Blosch to manage the Registrant’s fishing products business and to assist with certain transition matters under the direction of new management. The Registrant shall also enter into an indemnification agreement with Mr. Blosch with regard to his service as an executive officer and director of the Registrant.

The Stock Purchase Agreement contains “leak out” restrictions on and grants piggy-back registration rights to the holders of the Common Stock to be issued to Quantum pursuant to the Stock Purchase Agreement and to the current principal stockholders of the Registrant.

Closing of the transaction is subject to customary closing conditions and there can be no assurance that such conditions will be satisfied or waived or that the stock purchase will be completed.

The foregoing summary of selected provisions of the Stock Purchase Agreement and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the Stock Purchase Agreement, a copy of which is filed as an exhibit to this report, and by reference to the Certificate of Designation to be filed by the Registrant with the Nevada Secretary of State prior to closing.

Item 3.02

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	SEC Reference Number	Title of Document	Location

10.1	10	Stock Purchase Agreement dated as of October 22, 2026*	This Filing

* The schedules and similar attachments to the Stock Purchase Agreement are not included in the exhibit in accordance with Item 601(b)(2) of Regulation SK. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2026	OUTDOOR SPECIALTY PRODUCTS, INC.

	By:	Kirk Blosch
Name: Kirk Blosch
Title: President